Additions to Services Agreement:

                  Title: Services Agreement, dated as of June 28, 1994 (the "Existing Services Agreement")

                  Parties: C&A (as successor to Foamex International, Inc.) and JPS
                                          Automotive


                  Principal
                  Terms: C&A shall provide JPS Automotive with general managerial services of a financial, technical, legal, commercial, administrative and/or advisory nature, with respect to the manufacture, distribution and sale of various automotive supply components and industrial fabrics.

                  Compensation:           (a) All reasonable expenses associated
                                          with the employment of C&A's employees
                                          assigned to perform services for JPS
                                          Automotive, including, but not limited
                                          to: wages; bonuses; ordinary fringe
                                          benefits; payroll; social security and
                                          other taxes; payments required to be
                                          made pursuant to employee benefit
                                          plans; and workers' compensation
                                          insurance (collectively, "Employment
                                          Expenses") with such Employment
                                          Expenses to be allocated on a pro rata
                                          basis according to the number of hours
                                          devoted by such employees to the
                                          performance of services for JPS
                                          Automotive.

                                         (b)  All reasonable out-of-pocket
                                              expenses incurred by C&A in
                                              connection with the provision of
                                              the services described under
                                              "Principal Terms".

                                         (c)  An amount to cover C&A's overhead
                                              (without profit) for the employees
                                              referred to in (a) above, which
                                              amount shall be determined in
                                              accordance with C&A's internal
                                              overhead allocation procedures.

                  Billing:               Monthly

                  Duration:               Unlimited, subject to termination by
                                          JPS Automotive upon a Change of
                                          Control (as defined in the JPS Notes
                                          Indenture) or by either party upon
                                          breach of the Existing Services
                                          Agreement.





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                  Post-Acquisition:

                  Additional              The general managerial services
                  Services:               provided will include management
                                          services previously provided through
                                          JPS Automotive headquarters staff in
                                          Greenville, SC and by Cramerton
                                          administrative staff in Cramerton, NC.
                                          These services include: management,
                                          accounting, quoting, safety,
                                          production planning, business
                                          planning, product engineering,
                                          facility engineering, purchasing,
                                          styling and management information
                                          systems. In addition, the general
                                          managerial services previously
                                          provided by Foamex under the Existing
                                          Services Agreement will include the
                                          management and corporate services
                                          (e.g. tax, accounting and legal)
                                          available through C&A's Science and
                                          Services Division and quality control,
                                          lab certification and industrial
                                          engineering. The general managerial
                                          services will also include certain
                                          consolidated marketing and program
                                          management functions provided by C&A
                                          employees. Certain JPS Automotive
                                          staff will be transferred to C&A, and
                                          the functions will be managed by C&A
                                          employees. Such functions include
                                          acting as exclusive sales agent for
                                          JPS Automotive with respect to sales
                                          of automotive products to automotive
                                          Original Equipment Manufacturers
                                          ("OEM's").

                                         Notwithstanding the compensation
                                         provisions set forth above, in no event
                                         will the annual compensation for the
                                         services provided under the Existing
                                         Services Agreement, as modified herein,
                                         exceed the lesser of (i) $7.8 million,
                                         the actual cost projected to be
                                         incurred by C&A in providing services
                                         to JPS Automotive in 1998, which number
                                         shall be adjusted annually to reflect
                                         changes in the Producer Price Index
                                         Carpet & Rugs beginning January 1999,
                                         and (ii) the actual annual cost savings
                                         achieved from the elimination of
                                         managerial, marketing and program
                                         management functions at Greenville and
                                         Cramerton, such reduction to be
                                         measured against the costs incurred by
                                         JPS Automotive and Cramerton in 1996.